UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)    August 18, 2005
FIRSTMERIT CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	0-10161	34-1339938

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

III Cascade Plaza, 7th Floor Akron, Ohio	44308

(Address of principal executive offices)	(Zip Code)
(330) 996-6300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS APPOINTMENT OF PRINCIPAL OFFICERS.
     On August 18, 2005, Michael Hochschwender was appointed to fill a vacancy on the board of directors of FirstMerit Corporation. The appointment fills an existing vacancy on the board and increases the number of directors to 14. Mr. Hochschwender was appointed to serve the full term of the class of directors to which he was appointed, which term will expire at the 2008 annual meeting of shareholders. He will begin serving as a director at the October 2005 meeting of the board of directors and is not expected to serve on any committees of the board. A copy of the press release making this announcement is attached as Exhibit 99.1 hereto and incorporated by reference herein.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (c) Exhibits.

Exhibit Number	Description

99.1	Press Release dated August 23, 2005

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FirstMerit Corporation
By:	/s/ Terrence E. Bichsel

Terrence E. Bichsel Executive Vice President and Chief Financial Officer
Date: August 23, 2005

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